Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net sales	$1,863	$1,911	$11,010	$10,863
Cost of goods sold	1,297	1,349	6,395	6,607
Research and development expense	284	289	837	857
Selling, general and administrative expenses	597	646	2,319	2,318
Amortization of intangibles	162	100	501	314
Restructuring and asset related charges - net	49	46	298	167
Integration and separation costs	—	152	—	694
Other income — net	30	59	120	90
Loss on early extinguishment of debt	—	—	—	13
Interest expense	11	19	35	112
(Loss) income from continuing operations before income taxes	(507)	(631)	745	(129)
(Benefit from) provision for income taxes on continuing operations	(117)	(104)	88	99
(Loss) income from continuing operations after income taxes	(390)	(527)	657	(228)
Income (loss) from discontinued operations after income taxes	—	22	1	(695)

Net (loss) income	(390)	(505)	658	(923)

Net income (loss) attributable to noncontrolling interests	2	(11)	18	15

Net (loss) income attributable to Corteva	$(392)	$(494)	$640	$(938)

Basic (loss) earnings per share of common stock:
Basic (loss) earnings per share of common stock from continuing operations	$(0.52)	$(0.69)	$0.85	$(0.32)
Basic earnings (loss) per share of common stock from discontinued operations	—	0.03	—	(0.93)
Basic (loss) earnings per share of common stock	$(0.52)	$(0.66)	$0.85	$(1.25)

Diluted (loss) earnings per share of common stock:
Diluted (loss) earnings per share of common stock from continuing operations	$(0.52)	$(0.69)	$0.85	$(0.32)
Diluted earnings (loss) per share of common stock from discontinued operations	—	0.03	—	(0.93)
Diluted (loss) earnings per share of common stock	$(0.52)	$(0.66)	$0.85	$(1.25)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	749.5	749.5	749.5	749.4
Diluted	749.5	749.5	752.0	749.4

Corteva, Inc.
Condensed Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	September 30, 2020	December 31, 2019	September 30, 2019
Assets
Current assets
Cash and cash equivalents	$2,768	$1,764	$1,980
Marketable securities	152	5	117
Accounts and notes receivable, net	5,627	5,528	6,574
Inventories	4,374	5,032	4,403
Other current assets	1,167	1,190	1,043
Total current assets	14,088	13,519	14,117
Investment in nonconsolidated affiliates	62	66	70
Property, plant and equipment, net of accumulated depreciation September 30, 2020 - $3,712 ; December 31, 2019 - $3,326 and September 30, 2019 - $3,186	4,273	4,546	4,503
Goodwill	10,110	10,229	10,168
Other intangible assets	10,914	11,424	11,667
Deferred income taxes	289	287	270
Other assets	1,954	2,326	2,440
Total Assets	$41,690	$42,397	$43,235

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$2,142	$7	$3,604
Accounts payable	2,994	3,702	3,014
Income taxes payable	168	95	126
Accrued and other current liabilities	2,430	4,434	2,249
Total current liabilities	7,734	8,238	8,993
Long-Term Debt	1,102	115	116
Other Noncurrent Liabilities
Deferred income tax liabilities	740	920	1,328
Pension and other post employment benefits - noncurrent	5,904	6,377	5,405
Other noncurrent obligations	1,864	2,192	2,132
Total noncurrent liabilities	9,610	9,604	8,981

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at September 30, 2020 - 742,492,000, December 31, 2019 - 748,577,000, and September 30, 2019 - 748,390,000	7	7	7
Additional paid-in capital	27,895	27,997	28,072
Accumulated deficit	—	(425)	(397)
Accumulated other comprehensive loss	(3,796)	(3,270)	(2,667)
Total Corteva stockholders' equity	24,106	24,309	25,015
Noncontrolling interests	240	246	246
Total equity	24,346	24,555	25,261
Total Liabilities and Equity	$41,690	$42,397	$43,235

Corteva, Inc.
Condensed Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30,
	2020	2019[1]
Operating activities

Net income (loss)	$658	$(923)
Adjustments to reconcile net income (loss) to cash used for operating activities:
Depreciation and amortization	868	1,310
Benefit from deferred income tax	(153)	(427)
Net periodic pension benefit	(306)	(208)
Pension contributions	(53)	(109)
Net loss (gain) on sales of property, businesses, consolidated companies, and investments	29	(69)
Restructuring and asset related charges - net	298	284
Amortization of inventory step-up	—	272
Goodwill impairment charge	—	1,102
Loss on early extinguishment of debt	—	13
Other net loss	240	184
Changes in operating assets and liabilities - net	(2,818)	(3,732)
Cash used for operating activities	(1,237)	(2,303)
Investing activities
Capital expenditures	(301)	(1,015)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	22	142
Acquisitions of businesses - net of cash acquired	—	(9)
Investments in and loans to nonconsolidated affiliates	(1)	(10)
Proceeds from sales of ownership interests in nonconsolidated affiliates	—	21
Purchases of investments	(656)	(133)
Proceeds from sales and maturities of investments	498	42
Other investing activities - net	(7)	(2)
Cash used for investing activities	(445)	(964)
Financing activities
Net change in borrowings (less than 90 days)	1,582	1,729
Proceeds from debt	2,434	1,001
Payments on debt	(879)	(6,803)
Repurchase of common stock	(83)	(25)
Proceeds from exercise of stock options	19	43
Dividends paid to stockholders	(291)	(97)
Payments for acquisition of subsidiary's interest from the non-controlling interest	(60)	—
Distributions to DowDuPont	—	(317)
Cash transferred to DowDuPont at Internal Reorganizations	—	(2,053)
Contributions from Dow and DowDuPont	—	7,396
Debt extinguishment costs	—	(79)
Other financing activities	(27)	(34)
Cash provided by financing activities	2,695	761
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(64)	(118)
Increase (decrease) in cash, cash equivalents and restricted cash	949	(2,624)
Cash, cash equivalents and restricted cash at beginning of period	2,173	5,024
Cash, cash equivalents and restricted cash at end of period	$3,122	$2,400
1.The cash flows for the nine months ended September 30, 2019 includes cash flows of historical DuPont's ECP and Specialty Products Business.

Corteva, Inc.
Pro Forma Consolidated Statements of Operations1
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019[2]
Net sales	$1,863	$1,911	$11,010	$10,863
Cost of goods sold	1,297	1,349	6,395	6,418
Research and development expense	284	289	837	857
Selling, general and administrative expenses	597	646	2,319	2,321
Amortization of intangibles	162	100	501	314
Restructuring and asset related charges - net	49	46	298	167
Integration and separation costs	—	152	—	582
Other income — net	30	59	120	90
Loss on early extinguishment of debt	—	—	—	13
Interest expense	11	19	35	67
(Loss) income from continuing operations before income taxes	(507)	(631)	745	214
(Benefit from) provision for income taxes on continuing operations	(117)	(104)	88	146
(Loss) income from continuing operations after income taxes	(390)	(527)	657	68

Net income (loss) from continuing operations attributable to noncontrolling interests	2	(11)	18	10

Net (loss) income from continuing operations attributable to Corteva	$(392)	$(516)	$639	$58

Basic (loss) earnings per share of common stock from continuing operations	$(0.52)	$(0.69)	$0.85	$0.08

Diluted (loss) earnings per share of common stock from continuing operations	$(0.52)	$(0.69)	$0.85	$0.08

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	749.5	749.5	749.5	749.4
Diluted	749.5	749.5	752.0	749.4

1.See Article 11 Pro Forma Combined Statement of Operations on page A-17.
2.Period is presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X.

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - SEED	2020	2019	2020	2019
Corn	$303	$372	$4,224	$4,149
Soybean	116	168	1,382	1,297
Other oilseeds	62	44	529	469
Other	42	97	381	432
Seed	$523	$681	$6,516	$6,347

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - CROP PROTECTION	2020	2019[1]	2020	2019[1]
Herbicides	$583	$574	$2,315	$2,338
Insecticides	395	330	1,218	1,158
Fungicides	261	245	714	767
Other	101	81	247	253
Crop Protection	$1,340	$1,230	$4,494	$4,516

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - SEED	2020	2019	2020	2019
North America [2]	$97	$226	$4,290	$4,238
EMEA [3]	117	122	1,262	1,200
Latin America	246	271	668	636
Asia Pacific	63	62	296	273
Rest of World [4]	426	455	2,226	2,109
Net Sales	$523	$681	$6,516	$6,347

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2020	2019	2020	2019
North America [2]	$390	$397	$1,528	$1,562
EMEA [3]	198	183	1,163	1,136
Latin America	559	491	1,086	1,144
Asia Pacific	193	159	717	674
Rest of World [4]	950	833	2,966	2,954
Net Sales	$1,340	$1,230	$4,494	$4,516

1. Prior periods have been reclassified to conform to current period presentation.
2. Reflects U.S. & Canada
3. Reflects Europe, Middle East, and Africa
4. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
OPERATING EBITDA	As Reported	As Reported	As Reported	Pro Forma
Seed	$(282)	$(295)	$1,255	$1,066
Crop Protection	130	119	677	789
Corporate Expenses	(27)	(31)	(81)	(92)
Operating EBITDA (Non-GAAP)	$(179)	$(207)	$1,851	$1,763

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	As Reported	As Reported	As Reported	Pro Forma
(Loss) income from continuing operations after income taxes (GAAP)	$(390)	$(527)	$657	$68
(Benefit from) provision for income taxes on continuing operations	(117)	(104)	88	146
(Loss) income from continuing operations before income taxes (GAAP)	(507)	(631)	745	214
Depreciation and amortization	285	226	868	711
Interest income	(11)	(13)	(38)	(46)
Interest expense	11	19	35	67
Exchange losses (gains) - net[1]	67	(22)	127	37
Non-operating benefits - net[2]	(73)	(32)	(237)	(106)
Significant items charge[3]	49	246	351	886
Operating EBITDA (Non-GAAP)	$(179)	$(207)	$1,851	$1,763

1.Refer to page A-16 for pre-tax and after tax impacts of exchange losses - net. The three and nine months ended September 30, 2019, on an operating basis (Non-GAAP), exclude a $(33) exchange loss associated with the devaluation of the Argentine peso, as it is included within significant items.
2.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-11 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2020 vs. Q3 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(136)	(22)%	$(134)	(22)%	(4)%	(18)%	—%	—%
EMEA	10	3%	22	7%	4%	3%	(4)%	—%
Latin America	43	6%	230	30%	5%	25%	(24)%	—%
Asia Pacific	35	16%	44	20%	1%	19%	(1)%	(3)%
Rest of World	88	7%	296	23%	5%	18%	(15)%	(1)%
Total	$(48)	(3)%	$162	9%	2%	7%	(11)%	(1)%

SEED
	Q3 2020 vs. Q3 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(129)	(57)%	$(125)	(55)%	(11)%	(44)%	(2)%	—%
EMEA	(5)	(4)%	7	6%	6%	—%	(10)%	—%
Latin America	(25)	(9)%	19	7%	(2)%	9%	(16)%	—%
Asia Pacific	1	2%	1	2%	(1)%	3%	—%	—%
Rest of World	(29)	(6)%	27	6%	—%	6%	(12)%	—%
Total	$(158)	(23)%	$(98)	(14)%	(3)%	(11)%	(9)%	—%

CROP PROTECTION
	Q3 2020 vs. Q3 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(7)	(2)%	$(9)	(2)%	1%	(3)%	—%	—%
EMEA	15	8%	15	8%	4%	4%	—%	—%
Latin America	68	14%	211	43%	9%	34%	(29)%	—%
Asia Pacific	34	21%	43	27%	3%	24%	(1)%	(5)%
Rest of World	117	14%	269	32%	7%	25%	(17)%	(1)%
Total	$110	9%	$260	21%	5%	16%	(11)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q3 2020 vs. Q3 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$(69)	(18)%	$(30)	(8)%	(2)%	(6)%	(10)%	—%
Soybeans	(52)	(31)%	(33)	(20)%	14%	(34)%	(11)%	—%
Other oilseeds	18	41%	20	45%	36%	9%	(4)%	—%
Other	(55)	(57)%	(55)	(56)%	(58)%	2%	(1)%	—%
Total	$(158)	(23)%	$(98)	(14)%	(3)%	(11)%	(9)%	—%

CROP PROTECTION PRODUCT LINE
	Q3 2020 vs. Q3 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides[2]	$9	2%	$62	11%	—%	11%	(8)%	(1)%
Insecticides[2]	65	20%	99	30%	4%	26%	(10)%	—%
Fungicides[2]	16	7%	74	30%	10%	20%	(23)%	—%
Other[2]	20	25%	25	31%	24%	7%	(6)%	—%
Total	$110	9%	$260	21%	5%	16%	(11)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2020 vs. Nine Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$18	—%	$45	1%	—%	1%	(1)%	—%
EMEA	89	4%	195	8%	2%	6%	(4)%	—%
Latin America	(26)	(1)%	296	17%	6%	11%	(18)%	—%
Asia Pacific	66	7%	119	13%	2%	11%	(4)%	(2)%
Rest of World	129	3%	610	12%	4%	8%	(9)%	—%
Total	$147	1%	$655	6%	2%	4%	(4)%	(1)%

SEED
	Nine Months 2020 vs. Nine Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$52	1%	$65	2%	1%	1%	(1)%	—%
EMEA	62	5%	126	11%	4%	7%	(6)%	—%
Latin America	32	5%	124	20%	5%	15%	(15)%	—%
Asia Pacific	23	8%	37	14%	6%	8%	(6)%	—%
Rest of World	117	6%	287	14%	5%	9%	(8)%	—%
Total	$169	3%	$352	6%	2%	4%	(3)%	—%

CROP PROTECTION
	Nine Months 2020 vs. Nine Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(34)	(2)%	$(20)	(1)%	(1)%	—%	—%	(1)%
EMEA	27	2%	69	6%	1%	5%	(3)%	(1)%
Latin America	(58)	(5)%	172	15%	7%	8%	(20)%	—%
Asia Pacific	43	6%	82	12%	—%	12%	(3)%	(3)%
Rest of World	12	—%	323	11%	3%	8%	(10)%	(1)%
Total	$(22)	—%	$303	7%	2%	5%	(6)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Nine Months 2020 vs. Nine Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$75	2%	$211	5%	2%	3%	(3)%	—%
Soybeans	85	7%	106	8%	3%	5%	(1)%	—%
Other oilseeds	60	13%	78	17%	10%	7%	(4)%	—%
Other	(51)	(12)%	(43)	(10)%	(11)%	1%	(2)%	—%
Total	$169	3%	$352	6%	2%	4%	(3)%	—%

CROP PROTECTION PRODUCT LINE
	Nine Months 2020 vs. Nine Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides[2]	$(23)	(1)%	$111	5%	1%	4%	(5)%	(1)%
Insecticides[2]	60	5%	137	12%	4%	8%	(6)%	(1)%
Fungicides[2]	(53)	(7)%	46	6%	2%	4%	(11)%	(2)%
Other[2]	(6)	(2)%	9	4%	5%	(1)%	(6)%	—%
Total	$(22)	—%	$303	7%	2%	5%	(6)%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.
2.Prior periods have been reclassified to conform to current period presentation.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
Seed	$(9)	$(62)	$(154)	$(214)
Crop Protection	(40)	1	(151)	(24)
Corporate	—	(185)	(46)	(648)
Total significant items before income taxes	$(49)	$(246)	$(351)	$(886)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[9]		($ Per Share)
	2020	2019	2020	2019	2020	2019
1st Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration costs [1]	$—	$(100)	$—	$(16)	$—	$(0.02)
Restructuring and asset related charges, net [2]	(70)	(61)	(57)	(53)	(0.08)	(0.07)
Loss on divestiture [3]	(53)	(24)	(43)	(24)	(0.06)	(0.03)
Income tax items [4]	—	—	(19)	—	(0.02)	—
1st Quarter — Total	$(123)	$(185)	$(119)	$(93)	$(0.16)	$(0.12)

2nd Quarter	As Reported	As Reported	As Reported	As Reported	As Reported	As Reported
Integration and separation costs [1]	$—	$(330)	$—	$(436)	$—	$(0.58)
Restructuring and asset related charges, net [2]	(179)	(60)	(143)	(48)	(0.19)	(0.06)
Amortization of inventory step up 5	—	(52)	—	(41)	—	(0.06)
Loss on early extinguishment of debt [6]	—	(13)	—	(10)	—	(0.01)
Income tax items [4]	—	—	29	—	0.04	—
2nd Quarter — Total	$(179)	$(455)	$(114)	$(535)	$(0.15)	$(0.71)

3rd Quarter	As Reported	As Reported	As Reported	As Reported	As Reported	As Reported
Integration and separation costs [1]	$—	$(152)	$—	$(119)	$—	$(0.16)
Restructuring and asset related charges, net [2]	(49)	(46)	(27)	(34)	(0.04)	(0.04)
Amortization of inventory step up 5	—	(15)	—	(15)	—	(0.02)
Argentina currency devaluation [7]	—	(33)	—	(38)	—	(0.05)
Income tax items[4]	—	—	—	38	—	0.05
3rd Quarter - Total	$(49)	$(246)	$(27)	$(168)	$(0.04)	$(0.22)

Year-to-date Total [8]	$(351)	$(886)	$(260)	$(796)	$(0.35)	$(1.06)

1.Integration and separation costs includes costs incurred to prepare for and close the Merger, post-Merger integration expenses, and costs incurred to prepare for the Business Separations. These costs primarily consist of financial advisory, information technology, legal, accounting, consulting and other professional advisory fees associated with the preparation and execution of these activities. For periods prior to Q2 2019, this includes only integration costs.

The after-tax charge for the third quarter of 2019 includes a net tax benefit of $13 related to application of the U.S. Tax Reform's foreign tax provisions.

The after-tax charge for the second quarter of 2019 includes a net tax charge of $(114) related to U.S. state blended tax rate changes associated with the Internal Reorganizations and a net tax charge of $(96) related to application of the U.S. Tax Reform's foreign tax provisions.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
The after-tax charge for the first quarter of 2019 includes a net tax charge of $(32) related to U.S. state blended tax rate changes associated with the Internal Reorganizations and a tax benefit of $102 related to an internal legal entity restructuring associated with the Internal Reorganizations.

2.Third quarter, second quarter and first quarter 2020 included restructuring and asset related charges of $(49), $(179) and $(70), respectively. The charge for the third quarter included a $(30) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $(9) charge associated with the DowDuPont Synergy Program. The charge for the second quarter included a $(41) charge related to the Execute to Win Productivity Program and a $(138) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charge for the first quarter included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

The after-tax charge for the third quarter of 2020 includes a net tax benefit of $11 related to a change in estimate on the full year impact of The Act's foreign provisions.

Third quarter, second quarter, and first quarter 2019 included restructuring and asset related charges of $(46), $(60) and $(61), respectively. The charge for the third quarter included a $(54) non-cash asset impairment related to certain intangible assets that primarily relate to heritage Dow AgroSciences intangibles previously acquired from Cooperativa Central de Pesquisa Agrícola's ("Coodetec"), classified as developed technology, other intangible assets and in-process research and development ("IPR&D"), partially offset by a benefit of $8 million associated with the DowDuPont Cost Synergy Program. The charge for the first and second quarter is primarily related to the DowDuPont Cost Synergy Program.

3.First quarter 2020 includes a loss of $(53) included in other income - net related to the expected sale of the La Porte site, for which the company signed an agreement during the first quarter 2020.

First quarter 2019 includes a loss of $(24) included in other income - net related to DAS's sale of a joint venture related to synergy actions.

4.Second quarter 2020 reflects a benefit of $29 due to an elective change in accounting method that alters the 2019 impact of the business separation on the 2017 Tax Cuts and Jobs Act's foreign tax provisions. First quarter 2020 includes an after tax charge related to the impact of a state tax valuation allowance in the U.S. based on a change in judgment about the realizability of a deferred tax asset.

Third quarter 2019 includes an after tax benefit related to the Swiss Tax Reform.

5.Third quarter and second quarter 2019 includes amortization of inventory step up of $(15) and $(52), respectively, included in cost of goods sold related to the amortization of the inventory step-up in connection with the Merger.

6.Second quarter 2019 includes a loss on the early extinguishment of debt of $(13) related to the difference between the redemption price and the par value of the Make Whole Notes and Term Loan Facility, partially offset by the write-off unamortized step-up related to the fair value step-up of EID's debt.

7.Third quarter 2019 includes a $(33) loss included in other income - net associated with remeasuring the company's Argentine Peso net monetary assets, resulting from an unexpected August primary election result in Argentina. Throughout the three months ended September 30, 2019, the Argentine Peso dropped approximately a third of its value against the U.S. dollar and in September of 2019, the country's central bank announced new restrictions on foreign currency transactions. The after tax charge of $(38) includes a tax valuation allowance recorded against the net deferred tax asset position of an Argentine legal entity.

8.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

9.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating (Loss) Earnings Per Share (Non-GAAP)
Operating (loss) earnings per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), and significant items.

	Three Months Ended September 30,
	2020	2019	2020	2019
	$	$	EPS (diluted)	EPS (diluted)
Net loss from continuing operations attributable to Corteva (GAAP)	$(392)	$(516)	$(0.52)	$(0.69)
Less: Non-operating benefits - net, after tax [1]	56	23	0.08	0.03
Less: Amortization of intangibles (existing as of Separation), after tax	(126)	(80)	(0.17)	(0.11)
Less: Significant items charge, after tax	(27)	(168)	(0.04)	(0.22)
Operating Loss (Non-GAAP)	$(295)	$(291)	$(0.39)	$(0.39)

	Nine Months Ended September 30,
	2020	2019[2]	2020	2019[2]
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$639	$58	$0.85	$0.08
Less: Non-operating benefits - net, after tax [1]	180	84	0.24	0.11
Less: Amortization of intangibles (existing as of Separation), after tax	(377)	(250)	(0.50)	(0.33)
Less: Significant items charge, after tax	(260)	(796)	(0.35)	(1.06)
Operating Earnings (Non-GAAP)	$1,096	$1,020	$1.46	$1.36

1.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Period is presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
Operating EBITDA (Non-GAAP)[1]	$(179)	$(207)	1,851	1,763
Depreciation	(123)	(126)	(367)	(397)
Interest Income	11	13	38	46
Interest Expense	(11)	(19)	(35)	(67)
Benefit from (provision for) income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange gains/(losses), net (Non-GAAP)[1]	58	40	(249)	(265)
Base income tax rate from continuing operations (Non-GAAP)[1]	19.2%	11.8%	16.7%	19.7%
Exchange (losses) gains - net, after tax[2]	(49)	(3)	(124)	(50)
Net (income) loss attributable to non-controlling interests	(2)	11	(18)	(10)
Operating (Loss) Earnings (Non-GAAP)[1]	$(295)	$(291)	$1,096	$1,020
Diluted Shares (in millions)	749.5	749.5	752.0	749.4
Operating (Loss) Earnings Per Share (Non-GAAP)[1]	$(0.39)	$(0.39)	$1.46	$1.36

1.     Refer to pages A-6, A-7, A-8, A-9, and A-10 for Non-GAAP reconciliations.
2.     Refer to page A-16 for pre-tax and after tax impacts of exchange gains (losses) - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange (losses) gains, significant items, amortization of intangibles (existing as of Separation), and non-operating benefits - net.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
(Loss) income from continuing operations before income taxes (GAAP)	$(507)	$(631)	$745	$214
Add: Significant items - charge [1]	49	246	351	886
Non-operating benefits - net	(73)	(32)	(237)	(106)
Amortization of intangibles (existing as of Separation)	162	100	501	314
Less: Exchange (losses) gains, net[2,3]	(67)	22	(127)	(37)
(Loss) income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange (losses) gains, net (Non-GAAP)	$(302)	$(339)	$1,487	$1,345

(Benefit from) provision for income taxes on continuing operations (GAAP)	$(117)	$(104)	88	$146
Add: Tax benefits on significant items charge[1]	22	78	91	90
Tax expenses on non-operating benefits - net	(17)	(9)	(57)	(22)
Tax benefits on amortization of intangibles (existing as of Separation)	36	20	124	64
Tax benefits (expenses) on exchange (losses) gains, net[2]	18	(25)	3	(13)
(Benefit from) provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange (losses) gains, net (Non-GAAP)	$(58)	$(40)	$249	$265

Effective income tax rate (GAAP)	23.1%	16.5%	11.8%	68.2%
Significant items, non-operating benefits, and amortization of intangibles (existing as of Separation) effect	(2.5)%	(11.8)%	6.3%	(46.9)%
Tax rate from continuing operations before significant items, non-operating benefits - net, and amortization of intangibles (existing as of Separation)	20.6%	4.7%	18.1%	21.3%
Exchange (losses) gains, net effect[2]	(1.4)%	7.1%	(1.4)%	(1.6)%
Base income tax rate from continuing operations (Non-GAAP)	19.2%	11.8%	16.7%	19.7%

1. See Significant Items table for further detail.
2. See page A-16 for further details of exchange gains (losses).

3. Pre-tax exchange gains (losses), net for the three and nine months ended September 30, 2019, on an operating basis (Non-GAAP), excludes a $(33) exchange loss associated with the devaluation of the Argentine peso, as it is included within significant items.

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Subsidiary Monetary Position Loss
Pre-tax exchange losses	$(61)	$(33)	$(300)	$(26)
Local tax benefits (expenses)	16	(12)	44	(15)
Net after tax impact from subsidiary exchange losses	$(45)	$(45)	$(256)	$(41)

Hedging Program (Loss) Gain
Pre-tax exchange (losses) gains	$(6)	$55	$173	$(11)
Tax benefits (expenses)	2	(13)	(41)	2
Net after tax impact from hedging program exchange (losses) gains	$(4)	$42	$132	$(9)

Total Exchange (Loss) Gain
Pre-tax exchange (losses) gains[1]	$(67)	$22	$(127)	$(37)
Tax benefits (expenses)	18	(25)	3	(13)
Net after tax exchange losses	$(49)	$(3)	$(124)	$(50)

As shown above, the "Total Exchange (Loss) Gain" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program (Loss) Gain."
1. Pre-tax exchange (losses) gains, net for the three and nine months ended September 30, 2019, on an operating earnings basis (Non-GAAP), excludes a $(33) exchange loss associated with the devaluation of the Argentine peso.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30, 2019
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$10,863	$—	$—	$—	$10,863
Cost of goods sold	6,607	(205)	—	16	6,418
Research and development expense	857	—	—	—	857
Selling, general and administrative expenses	2,318	—	—	3	2,321
Amortization of intangibles	314	—	—	—	314
Restructuring and asset related charges - net	167	—	—	—	167
Integration and separation costs	694	—	—	(112)	582
Other income - net	90	—	—	—	90
Loss on early extinguishment of debt	13	—		—	13
Interest expense	112	—	(45)	—	67
(Loss) income from continuing operations before income taxes	(129)	205	45	93	214
Provision for income taxes on continuing operations	99	36	10	1	146
(Loss) income from continuing operations after income taxes	(228)	169	35	92	68
Net income from continuing operations attributable to noncontrolling interests	10	—	—	—	10

Net (loss) income from continuing operations attributable to Corteva	$(238)	$169	$35	$92	$58

Basic (loss) earnings per share of common stock from continuing operations	$(0.32)				$0.08

Diluted (loss) (loss) earnings per share of common stock from continuing operations	$(0.32)				$0.08

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.4				749.4

1.Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.
2.Represents removal of interest expense related to the debt redemptions/repayments.
3.Adjustments directly attributable to the separations and distributions of Corteva, Inc. include the following: removal of Telone® Soil Fumigant business (“Telone®”) results (as Telone® did not transfer to Corteva as part of the common control combination of DAS); impact from the distribution agreement entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow; elimination of one-time transaction costs directly attributable to the Corteva Distribution; the impact of certain manufacturing, leasing and supply agreements entered into in connection with the Corteva Distribution; and the related tax impacts of these items.